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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 25, 2003
                                                  --------------


                         BECTON, DICKINSON AND COMPANY

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           (Exact name of registrant as specified in its charter)

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
          New Jersey                001-4802                   22-0760120
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   (State or other juris-         (Commission             (IRS Employer Iden-
  diction of incorporation)       File Number)            tification Number)


  1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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   (Address of principal executive offices)                    (Zip Code)
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Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
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       (Former name or former addresses if changed since last report.)




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Item 7.  Financial Statements and Exhibits.

            (c)  Exhibits.

                    Exhibit 99.1 Press release dated April 25, 2003
                                 announcing financial results for the
                                 second quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition", in accordance with SEC Release No. 33-8216. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On April 25, 2003, the Company issued a press release announcing its preliminary financial results for the second quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

In the press release, the Company presented the following non-GAAP (generally accepted accounting principles) financial measures:

     o The Company presented the Company's revenue growth rates at constant foreign exchange rates. Management believes that presenting growth rates at constant foreign exchange rates allows investors to view the business results of the Company and of its segments without the impact of fluctuations in foreign currency exchange rates, thereby facilitating comparisons to prior periods.

     o The Company presented the Company's earnings per share for the three and six-month periods ended March 31, 2002 after excluding the impact of a special charge relating to a manufacturing restructuring. Management believes that excluding this charge from earnings per share allows investors to more easily compare the Company's financial performance to the corresponding prior period and to understand the operating results of the Company without the effects of this charge.

The Company's management considers these non-GAAP financial measures internally in evaluating the Company's performance. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. Reconciliations of these financial measures to the most directly comparable GAAP financial measures were provided in the press release.




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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BECTON, DICKINSON AND COMPANY
                                                 (Registrant)



                                          By: /s/ Gary DeFazio
                                              -----------------------
                                                  Gary DeFazio
                                                  Assistant Secretary


Date: April 25, 2003

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                               INDEX TO EXHIBITS
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  Exhibit
  Number              Description of Exhibits
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
  99.1                Press release issued April 25, 2003


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